SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) March 13, 1998

          FINANCIAL ASSET SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1998, providing for the issuance of Financial Asset Securities Corp., CPS Grantor
          Trust 1998-1 Asset Backed Certificates).


       -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                    333-1548        06-1442101
----------------------------       ------------   ------------------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
     of Incorporation)             File Number)   Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                 06830
----------------------                              ----------
(Address of Principal                               (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------




Item 5.   Other Events
----------------------
Filing of Computational Materials.
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Financial Asset Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to CPS Grantor Trust 1998-1 Asset Backed Certificates.

     In connection with the offering of the CPS Grantor Trust 1998-1 Asset Backed Certificates, Greenwich Capital Markets, Inc., as underwriter of the Offered Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors.
Although the Company provided the Underwriter with certain information regarding the characteristics of the receivables in the related portfolio, it did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation S-T, the Company is filing certain computational materials by paper filing on FORM SE in reliance on a continuing hardship exemption.

     For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the receivables; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.


Item 5.  Other Events.
----     ------------
Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), the Company will incorporate by reference the financial statements of Financial Security Assurance, Inc., into the Conpany's registration statement (File No. 333-1548). The financial statements will be referred to in the prospectus supplement relating to CPS Grantor Trust 1998-
1. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.



Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.       The Consent of Coopers & Lybrand.

     99.1      Computational Materials.





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FINANCIAL ASSET SECURITIES CORP.

                                   By: /s/ Brian Bernard
                                      ----------------------------
                                      Name: Brian Bernard
                                      Title: Senior Vice President


Dated: March 13, 1998




                               Exhibit Index
                               -------------


Exhibit                                                               Page
--------------------------------------------------------------------------

1. Computational Materials.                                             6

2. The Consent of Coopers & Lybrand.




               EXHIBIT 23:  CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement of Consumer Portfolio Services, Inc. relating to CPS Grantor Trust 1998-1 of our report dated January 24, 1997 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts".



                              \s\  Coopers & Lybrand L.L.P.
                              ----------------------------------------
                                   COOPERS & LYBRAND L.L.P.


New York, New York
March 13, 1998